EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 5, 2015, is by and among ENOVA INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement), the Required Lenders (as defined in the Credit Agreement) and JEFFERIES FINANCE LLC, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of May 14, 2014 (as amended by that certain Amendment to Credit Agreement dated as of March 25, 2015 and as has been further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Lenders party hereto are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein; and

WHEREAS, the Lenders party hereto constitute the Required Lenders and such Lenders hereby notify the other parties hereto of their consent to this Amendment;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Cover Page. The cover page is amended by deleting the text “$65,000,000” and inserting in its place the text “$60,000,000”.

1.1 Definitions.

(a) The definition of “Cash on Hand” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Cash on Hand” shall mean, as of any date of determination, the amount equal to the amount of cash and cash equivalents, determined in accordance with GAAP, as it appears on the consolidated balance sheet of the Borrower and the Consolidated Subsidiaries (specifically excluding any Securitization Subsidiary), in each case as of such date of determination.

(b) The definition of “Funded Debt” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Funded Debt” shall mean, as to the Borrower and its Subsidiaries (specifically excluding any Securitization Subsidiaries) on a Consolidated basis at a particular time, all of the following (without duplication):

(a) all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) obligations in respect of earnout or similar payments immediately due and payable in cash or which may be payable in cash at the seller’s or obligee’s option and to the extent the same appears on the Borrower’s Consolidated balance sheet;

(c) obligations, other than obligations consisting of rental payments under leases of real estate, in respect of Capital Leases and Synthetic Lease Obligations;

(d) any Receivables Facility Attributed Indebtedness; and

(e) obligations in respect of any Redeemable Stock.

(c) Clause (v) of the definition of “Permitted Liens” is hereby amended by deleting the text “Section 6.2(o)(ii)” and inserting in its place the text “Section 6.2(v)”.

(d) The definition of “Securitization Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Securitization Subsidiary” shall mean a Subsidiary of the Borrower:

(1) that is designated a “Securitization Subsidiary” by the board of directors,

(2) that does not engage in, and whose charter prohibits it from engaging in, any activities other than Permitted Receivables Financings and any activity necessary, incidental or related thereto,

(3) no portion of the Indebtedness or any other obligation, contingent or otherwise, of which

(A) is guaranteed by the Borrower or any Subsidiary (other than such Securitization Subsidiary),

(B) is recourse to or obligates the Borrower or any Subsidiary (other than such Securitization Subsidiary) in any way, or

(C) subjects any property or asset of the Borrower or any Subsidiary (other than such Securitization Subsidiary) of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof,

(4) with respect to which neither the Borrower nor any Subsidiary (other than such Securitization Subsidiary) has any obligation to maintain or preserve its financial condition or cause it to achieve certain levels of operating results, other than, in respect of clauses (3) and (4), pursuant to customary representations, warranties, covenants and indemnities entered into in connection with a Permitted Receivables Financing.

1.2 Accounting Terms.

Section 1.3(b) is hereby amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary herein, all leases of any Person that are or would be characterized as operating leases in accordance with GAAP immediately prior to the Closing Date (whether or not such operating leases were in effect on such date) shall continue to be accounted for as operating leases (and not as Capital Leases) for purposes of this Agreement regardless of any change in GAAP following the Closing Date that would otherwise require such leases to be recharacterized as Capital Leases.

1.3 Size of the Initial Revolving Committed Amount.

(a) Section 2.1(a)(i) is hereby amended by deleting the text “SIXTY-FIVE MILLION DOLLARS ($65,000,000)” and inserting in its place the text “SIXTY MILLION DOLLARS ($60,000,000)”.

(b) The first paragraph of the Recitals is hereby amended by deleting the text “$65,000,000” and inserting in its place the text “$60,000,000”.

1.4 New Domestic Subsidiaries.

Section 5.15 is hereby amended by inserting, after the text “Immaterial Subsidiary”, the text “or a Securitization Subsidiary”.

1.5 Indebtedness.

(a) Section 6.2(e) is hereby amended (i) by deleting the text “(c)” and inserting in its place the text “Section 6.3(c)” and (ii) by deleting the text “(f)” and inserting in its place the text “Section 6.3(f)”.

(b) Section 6.2(p) is hereby amended by deleting the text “Section 6.6(b)(iv)” and inserting in its place the text “Section 6.6(b)(v)”.

(c) Section 6.2(u) is hereby amended by deleting the text “and” after the text “Credit Party’s business;”.

(d) Section 6.2(v) is hereby amended by deleting “.” and inserting, after the text “Loans”, the text “; and”.

(e) A new Section 6.2(w) is hereby added to read as follows:

(w) Indebtedness (including, for the avoidance of doubt, Receivables Facility Attributed Indebtedness) of a Securitization Subsidiary incurred in or in connection with a Permitted Receivables Financing.

(f) Section 6.18(a) is hereby amended by inserting, after the text “greater than 3.00 to 1.00”, the text “, excluding the fiscal quarters ending December 31, 2015 and March 31, 2016, for which the Borrower shall not permit the Leverage Ratio to be greater than 3.75 to 1.00”.

1.6 Restricted Payments.

(a) Section 6.6(a) is hereby amended by deleting the text “and” after the text “for the benefit of the Borrower or any Guarantor,”

(b) Section 6.6 is hereby amended by adding the following text after the text “after giving effect to any such proposed Restricted Payment”:

and (c) any non-Credit Party may make any Restricted Payment to or for the benefit of any Subsidiary of the Credit Parties (and pro rata to any other equity holders)

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective upon the satisfaction of the following conditions (the date upon which such conditions are satisfied, the “Amendment Effective Date”):

(a) Executed Amendments. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and Lenders constituting the Required Lenders.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1 Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement applicable to it and (ii) that it is responsible for the observance and full performance of its respective Obligations.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

3.2 Representations and Warranties. The Credit Parties hereby represent and warrant as follows:

(a) The execution, delivery and performance by each Credit Party of this Amendment to which such Person a party has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) materially conflict with or result in the breach or contravention of, or the creation of any Lien under, any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (iii) violate any Law.

(b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of this Amendment.

(c) This Amendment has been duly executed and delivered by each Credit Party that is party hereto.  This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is party thereto in accordance with its terms, subject as to enforcement of remedies to (i) any Debtor Relief Laws and (ii) general principles of equity, whether applied by a court of law or equity.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment.

3.3 Entire Agreement.  This Amendment and the other Credit Documents represent the final agreement among the parties pertaining to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements among the parties.

3.4 Expenses. In each case subject to the limitations on reimbursement of costs and expenses set forth in Section 9.5 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Administrative Agent.

3.5 Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be effective as delivery of a manually executed counterpart of this Agreement.

3.6 No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act, under the Credit Agreement on or prior to the date hereof.

3.7 Governing Law.  This Amendment, and any claim, controversy or dispute arising out of or relating to this Amendment, shall be governed by, and construed in accordance with, the laws of the State of New York.

3.8 Consent to Jurisdiction; Service of Process; Venue; Waiver of Jury Trial.  The provisions of Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.9 Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:

ENOVA INTERNATIONAL, INC., a Delaware corporation

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President & CEO

GUARANTORS:

ENOVA ONLINE SERVICES, INC.

CNU DOLLARSDIRECT INC.

CNU DOLLARSDIRECT LENDING INC.

MOBILE LEASING GROUP, INC.

ENOVA FINANCIAL HOLDINGS, LLC

CNU ONLINE HOLDINGS, LLC

DEBIT PLUS, LLC

BILLERS ACCEPTANCE GROUP, LLC

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President of each of the foregoing

DP LABOR HOLDINGS, LLC

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

[Signature Page to Amendment]

CNU OF ALABAMA, LLC

CNU OF ALASKA, LLC

CNU OF ARIZONA, LLC

CNU OF CALIFORNIA, LLC

CNU OF COLORADO, LLC

CNU OF DELAWARE

CNU OF FLORIDA, LLC

CASHNETUSA OF FLORIDA, LLC

CNU OF HAWAII, LLC

CNU OF IDAHO, LLC

CNU OF ILLINOIS, LLC

CNU OF INDIANA, LLC

CNU OF KANSAS, LLC

CNU OF LOUISIANA, LLC

CNU OF MAINE, LLC

CASHNET CSO OF MARYLAND, LLC

CNU OF MICHIGAN, LLC

CNU OF MINNESOTA, LLC

CNU OF MISSISSIPPI, LLC

CNU OF MISSOURI, LLC

CNU OF MONTANA, LLC

CNU OF NEVADA, LLC

CNU OF NEW HAMPSHIRE, LLC

CNU OF NEW MEXICO, LLC

By:	CNU Online Holdings, LLC, The sole member of each of the foregoing entities

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

[Signature Page to Amendment]

CNU OF NORTH DAKOTA, LLC

CNU OF OHIO, LLC

OHIO CONSUMER FINANCIAL SOLUTIONS, LLC

CNU OF OKLAHOMA, LLC

CNU OF OREGON, LLC

CNU OF RHODE ISLAND, LLC

CNU OF SOUTH CAROLINA, LLC

CNU OF SOUTH DAKOTA, LLC

CNU OF TENNESSEE, LLC

CNU OF TEXAS, LLC

CNU OF UTAH, LLC

CNU OF VIRGINIA, LLC

CNU OF WASHINGTON, LLC

CNU OF WISCONSIN, LLC

CNU OF WYOMING, LLC

DOLLARSDIRECT, LLC

CNU TECHNOLOGIES OF ALABAMA, LLC

CNU TECHNOLOGIES OF ARIZONA, LLC

CNU TECHNOLOGIES OF CALIFORNIA, LLC

CNU TECHNOLOGIES OF IOWA, LLC

CNU TECHNOLOGIES OF NEW MEXICO, LLC

CNU TECHNOLOGIES OF SOUTH CAROLINA, LLC

CNU TECHNOLOGIES OF WISCONSIN, LLC

HEADWAY CAPITAL, LLC

CASHEURONET UK, LLC

EURONETCASH, LLC

ENOVA BRAZIL, LLC

AEL NET MARKETING, LLC

ENOVA INTERNATIONAL GEC, LLC

AEL NET OF MISSOURI, LLC

NC FINANCIAL SOLUTIONS, LLC

TENNESSEE CNU, LLC

ENOVA LENDING SERVICES, LLC

NETCREDIT FINANCE, LLC

ENOVA FINANCE 2, LLC

ENOVA FINANCE 3, LLC

ENOVA FINANCE 4, LLC

By:	CNU Online Holdings, LLC, The sole member of each of the foregoing entities

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

[Signature Page to Amendment]

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC

NC FINANCIAL SOLUTIONS OF ARIZONA, LLC

NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC

NC FINANCIAL SOLUTIONS OF COLORADO, LLC

NC FINANCIAL SOLUTIONS OF DELAWARE, LLC

NC FINANCIAL SOLUTIONS OF GEORGIA, LLC

NC FINANCIAL SOLUTIONS OF IDAHO, LLC

NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC

NC FINANCIAL SOLUTIONS OF KANSAS, LLC

NC FINANCIAL SOLUTIONS OF MARYLAND, LLC

NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC

NC FINANCIAL SOLUTIONS OF MISSOURI, LLC

NC FINANCIAL SOLUTIONS OF NEVADA, LLC

NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC

NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC

NC FINANCIAL SOLUTIONS OF OHIO, LLC

NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC

NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC

NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC

NC FINANCIAL SOLUTIONS OF TEXAS, LLC

NC FINANCIAL SOLUTIONS OF UTAH, LLC

NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC

NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC

By:	NC Financial Solutions, LLC The sole member of each of the foregoing entities

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: Manager of Sole Member

DEBIT PLUS TECHNOLOGIES, LLC DEBIT PLUS SERVICES, LLC DEBIT PLUS PAYMENT SOLUTIONS, LLC

By:	Debit Plus, LLC, The sole member of each of the foregoing entities

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

[Signature Page to Amendment]

CASHNETUSA CO LLC CASHNETUSA OR LLC THE CHECK GIANT NM LLC

By:	CNU of New Mexico, LLC, Manager of each of the foregoing entities

By:	CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

ENOVALYTICS, LLC ENOVACO, LLC ENOVA BUSINESS, LLC

By:	/s/ David A. Fisher
Name: David A. Fisher
Title: President

[Signature Page to Amendment]

ADMINISTRATIVE AGENT:

JEFFERIES FINANCE LLC, as Administrative Agent on behalf of the Lenders

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

LENDERS:

JEFFERIES GROUP LLC, as a Lender

By:	/s/ Mark Sahler
Name: Mark Sahler
Title: Managing Director

[Signature Page to Amendment]